Exhibit 10.1

RETIREMENT AGREEMENT

I, DAVID M. BRAIN, desire to retire from EPR Properties, a Maryland real estate investment trust (the “Company”) effective March 31, 2015 (the "Retirement Date").
In consideration of the Company providing to me the payments described in Section 1 and the other terms and conditions set forth herein, I agree that I shall retire effective on the Retirement Date, and, accordingly, the Company and I agree as follows:
Consideration
1.I acknowledge that in exchange for my commitments set forth in this Retirement Agreement ("Agreement"), the Company will:
a.within thirty (30) days after the Retirement Date, pay to me the gross amount of Eleven Million Five Hundred Eighty Thousand One Hundred Twenty-Six Dollars ($11,580,126), less deductions required by law;
b.pay to me the gross amount of $159,685.36, which is approximately equal to the estimated cost of the benefit the Company would be obligated to provide pursuant to Section 6(c) of my Employment Agreement. Such amount is for use by me at my discretion for health care expenses.  Payment of such amount shall be in one lump sum on or prior to the Retirement Date and after I sign this Agreement and the expiration of the seven-day waiting period described in Section 15 of this Agreement, and shall be less applicable taxes, withholding and other payroll deductions; and
c.within thirty (30) days after the Retirement Date, the Company shall sell to me the vehicle provided to me for use by the Company for a total cost of $44,000.
d.I understand and acknowledge that I am entitled to the payments referenced above only as a result of my execution of this Agreement and not otherwise.
e.I understand and agree that all unvested, unexpired equity grants to me pursuant to the Company's 2007 Equity Incentive Plan, including all share options and restricted shares awarded under the Company's Annual Incentive Program and Long-Term Incentive Plan, as more particularly described on Exhibit A, attached hereto and incorporated herein by reference, shall be vested and exercisable in accordance with the provisions of Section 6(b) of the Employment Agreement, as of the date hereof.
f.I understand and agree that all other employee benefits paid to me or on my behalf, including but not limited to, participation in the Company's 401(k) plan (if any), shall cease effective the Retirement Date, or on such later date as specified in the applicable plan.
Release of All Claims
2.I release the Company and all of its parents, subsidiaries, joint venturers, affiliates, assigns and successors, and all of its past, present and future owners/shareholders, officers, directors, agents, employees, trustees, representatives, insurers and attorneys (referred to in this document as the "Released Parties") from any and all claims, damages, lawsuits, injuries, liabilities and causes of action that I may have, whether known to me or not. Notwithstanding this Section 2, nothing in this Agreement is intended to release any claims that cannot be released as a matter of law.
3.The Company releases you from any and all claims, damages, lawsuits, injuries, liabilities and causes of action that it may have, whether now known to Company or not.

Release of All Employment Law Claims

4.I understand and agree that I am releasing the Released Parties from any and all claims, damages, lawsuits, injuries, liabilities and causes of action that I may have under any express or implied contract, or any city ordinance or state, federal or common law meant to protect workers in their employment relationships including, without limitation, claims under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Missouri Human Rights Act, the Americans with Disabilities Act, the Equal Pay Act, 42 U.S.C. §§ 1981, 1983 and 1985, 18 U.S.C. § 1514A, the Family and Medical Leave Act, the Employee Retirement Income Security Act, the Fair Labor Standards Act, the Missouri Service Letter statute, the Labor Management Relations Act, Workers' Compensation laws, and under which I may have rights and claims, whether known to me or not, arising, directly or indirectly out of my employment by the Company, and/or the termination of my employment with the Company, except as set forth in Section 7 hereof. Notwithstanding this Section 4, nothing in this Agreement is intended to release any claims that cannot be released as a matter of law.
Release of Any Age Discrimination Claims
5.I understand and agree that I am releasing the Released Parties from any and all claims, damages, lawsuits, injuries, liabilities and causes of action that I may have, under the Age Discrimination in Employment Act, the Missouri Human Rights Act, and any other federal, state or local laws prohibiting age discrimination in employment, whether known to me or not, past or present, suspected or unsuspected, arising, directly or indirectly out of my employment by the Company or the termination of my employment with the Company or any statements or actions of the Released Parties. Notwithstanding this Section 5, nothing in this Agreement is intended to release any claims that cannot be released as a matter of law.
Will Not File Claims
6.I understand and represent that I intend this Agreement to be complete and not subject to any claim of mistake, and that the release herein expresses a full and complete release of all claims known and unknown, suspected or unsuspected, and that I intend the release set forth herein to be final and complete. I further agree that I will not prosecute or allow to be prosecuted on my behalf, in any administrative agency or court, whether state or federal, or in any arbitration proceeding, any claim or demand of any type related to the matters released above, it being my intention that, with the execution of this Agreement, Released Parties will be absolutely, unconditionally and forever discharged of and from all obligations to me. I understand that nothing in this Agreement shall preclude me filing a charge of discrimination, or participating in an investigation, with the Equal Employment Opportunity Commission or comparable agency. However, I further agree that I cannot and will not seek or accept any personal benefit from the Company, whether in monetary or other form, as part of or related to any proceeding initiated by any other person, agency or other governmental body of the United States or any other jurisdiction. Notwithstanding any of the provisions of this Agreement, I am not releasing any rights that I may have under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended or as that Act is more popularly known, "COBRA," or any of my vested rights in the Company's 401(k) plan, or any other claim that cannot be released pursuant to applicable law.
7.The Company understands and represents that it intends this Agreement to be complete and not subject to any claim of mistake, and that the release herein expresses a full and complete release of all claims known and unknown, suspected or unsuspected, and that the Company intends the release set forth in Section 3 to be final and complete. The Company further agrees that it will not prosecute or allow to be prosecuted on its behalf, in any administrative agency or court, whether state or federal, or in any arbitration proceeding, any claim or demand of any type related to the matters released above, it being the Company's intention that, with the execution of this Agreement, you will be absolutely, unconditionally and forever discharged of and from all obligations to the Company. Notwithstanding anything to the contrary contained herein, this Agreement is not intended to release the Company’s gross-up payment obligations under Section 6(d) of the Employment Agreement or the Company's indemnification obligations, including those under Section 9 of the Employment Agreement, which shall continue in full force and effect.

Return of All Company Property; Expense Reports
8.I understand and agree that on or prior to the Retirement Date I will return any and all property (including, but not limited to, the Company provided vehicle, all computers, mobile telephones, personal computing devices, keys, tools, credit cards and Company files and documents and all copies thereof, whether in hard copy or stored electronically) of the Company, its subsidiaries or affiliates that is in my possession. Notwithstanding the foregoing, I shall be permitted to (i) retain the iPad and laptop I have used, and (ii) purchase my Company car, the Cadillac XTS, at the book value exhibited by the Company. Within thirty (30) days of my execution of this Agreement, I will submit any final expense reports for any ordinary and necessary business expenses incurred by me (whether paid by the Company or by me) in accordance with the Company's policies and practices regarding such expenses. The Company shall forward all personal emails sent to my Company email to me at dbrainepr@gmail.com, or such other email address as I may request.
Confidentiality
9.I understand and agree that, during my employment with the Company, I have had access to and knowledge of certain information and data that the Company considers confidential and that the release of this information or data to unauthorized persons or entities would be extremely detrimental to the Company. Accordingly, I hereby agree that I will not communicate, publish or disclose to any person or entity anywhere or use (for my own benefit or the benefit of others) any Confidential Information (as defined below) for any purpose. The term "Confidential Information" means any information or data used by or belonging or relating to the Company or any subsidiary, parent, or affiliate of the Company, or any party to whom the Company owes a duty of confidentiality, that is not known generally to the industry in which the Company or any subsidiary, parent or affiliate of the Company, or any party to whom the Company owes a duty of confidentiality, is or may be engaged, including, without limitation, any and all trade secrets, proprietary data and information relating to the Company's or any subsidiary, parent or affiliate of the Company's, or any party to whom the Company owes a duty of confidentiality, past, present or future business and products, price lists, customer lists, processes, procedures or standards, know-how, manuals, hardware, software, source code, business strategies, records, marketing plans, drawings, technical information, specifications, designs, patent information, financial information, whether or not reduced to writing.

Notwithstanding anything to the contrary in this Agreement, the term “Confidential Information” shall not include, and the restrictions on use and confidentiality contained herein, shall not apply to any information or data which:

a.    was publicly known or generally known within the trade at the time of the disclosure;

b.    becomes public knowledge or generally known within the trade without breach of this Agreement or my Employment Agreement by me or anyone given access to the information by me;

c.    is required to be disclosed by law (including by deposition, interrogatory, request for documents, subpoena, civil investigation or similar process), but only to the extent required by law; or consists of information which I believe, on advice of counsel, is required to be disclosed in connection with my reporting requirements under federal securities laws, or

d.    is obtained by me from a third party who, to my knowledge, is under no obligation of confidentiality with respect to the information, and who, to my knowledge, is not otherwise prohibited from transmitting the information to me.

Non-Disparagement

10.From and after the date of this Agreement, I and my spouse, Cathi Brain, warrant and agree that we will not make any disparaging comment in any format, whether written (including but not limited to my resume(s) or applications for employment), electronic or oral, to any customer, vendor, prospective employer, Company employee, the media, or any other individual or entity regarding the Company and/or the Released Parties which relates to the Company's business or related activities, or the relationship between the Company, the Released Parties and me.
11.The Company agrees that, from and after the date of this Agreement, its executive officers and trustees employed by the Company will not make any disparaging comment in any format, whether written (including but not limited to recommendation letters), electronic, oral or on social media, to any customer, vendor, prospective employer, Company employee, the media, or any other individual or entity regarding me which relates to the Company's business or related activities or my relationship with the Company. At any time requested by me, the Company will provide favorable recommendation letters at my request.
Cooperation
12.I agree that from the date hereof until the Retirement Date, I shall assist the Company with any transition issues as reasonably requested by the Chief Executive Officer of the Company. In addition, I agree to cooperate with the Company and its legal counsel in any litigation or disputes in which the Company is, or may become, involved, including but not limited to providing information I may have concerning any such dispute and appearing as a witness for the Company. The Company will reimburse me for any reasonable out-of-pocket expenses I may incur in connection with my compliance with this Section 12. Prior to December 31, 2015, the Company shall make available to me the services of an executive assistant to assist with my compliance with this Section 12 to the extent such services do not materially interfere with such employee's primary responsibilities with the Company.

Non‑Admission of Liability
13.I understand and agree that the Released Parties deny that I have any legally cognizable claims against them but that the Released Parties desire to amicably settle any and all disputes they now may have with me. I further understand and agree that neither this Agreement nor any action taken hereunder is to be construed as an admission by the Released Parties of violation of any local, state, federal, or common law - in fact, I understand that the Released Parties expressly deny any such violation.

Time to Consider this Agreement and Release and 7-Day Revocation Period

14.I acknowledge that I have been given the option to consider this Agreement for up to twenty-one (21) days before signing it. I further acknowledge that I have been advised to consult with an attorney prior to signing this Agreement.

15.I understand that after signing this Agreement, I have seven (7) days in which to consider it and, if desired, to revoke it by giving written notice of such revocation to the Company in care of Thomas B. Wright, III, Tom Wright Consulting, LLC, 7500 College Blvd., Suite 500, Overland Park, Kansas 66210, twright@tomwrightconsultingllc.com, prior to the expiration of the 7-day revocation period, but that upon such revocation, I shall forfeit any and all rights to all consideration otherwise to be provided to me under the terms of this Agreement. I also understand that this Agreement shall not become effective or enforceable until the expiration of the 7-day revocation period.

Section 409A Savings Clause
16.This Agreement is intended to comply with the provisions of Section 409A of the Internal Revenue Code, Title 26 of the United States Code (the "Code"), including the exceptions for short-term deferrals, separation pay arrangements, reimbursements and in-kind distributions, and must be administered and interpreted in accordance with such intent.  Without limiting the generality of the foregoing, any term or provision that is determined to have an ambiguous definition shall be interpreted, to the extent reasonable, to comply with Section 409A of the Code. Each installment payment under this Agreement is treated as a separate payment for purposes of Section 409A of the Code. All reimbursements provided under this Agreement that constitute deferred compensation within the meaning of Section 409A of the Code must be made or provided in accordance with the requirements of Section 409A of the Code.

Resignation from Board of Trustees
17.I hereby resign from the Board of Trustees of the Company, effective as of the date hereof, and from all other boards of directors, boards of managers or other comparable governing bodies of any of the Company's subsidiaries, provided that such resignations shall not apply to EPR Gaming Properties, LLC and any additional entities controlled by the Company and related to its Adelaar project to the extent my continued service is deemed necessary or advisable by the Company in its sole discretion in order to facilitate the licensing and/or approval by the New York State Gaming Commission, or its equivalent, of the development of the casino project or related amenities. Upon the request of the Company, I agree to execute letter(s) of resignation evidencing the foregoing.

Taxation
18.I understand and agree that none of the Released Parties, including their attorneys, have made any express or implied representations to me with respect to the tax implications of any payment made herein.

Missouri Law Applies
19.I understand and agree that this Agreement shall be governed by the laws of the State of Missouri.
Use of Headings
20.I understand and agree that the headings in this Agreement have been inserted for convenience of reference only and do not in any way restrict or modify any of its terms or provisions.
Agreement May Not Be Modified
21.I understand and agree that no provision of this Agreement may be waived, modified, altered or amended except upon the express written consent of the Released Parties and me.
Full Agreement

22.I understand this Agreement sets forth the entire terms of the agreement between the Company and me, provided, however, that the covenants set forth in Section 10 of the Employment Agreement and the Company's obligations under Sections 6(d) and 9 of the Employment Agreement shall continue in full force and effect.
Invalidity of Any Provision Affects Only that Provision
23.I understand and agree that if, for any reason, any term or provision of this Agreement is construed to be unenforceable or void, the balance of it will yet be effective and enforceable.
Have Read, Understand and Have Voluntarily Signed Agreement
24.I have read this Agreement, and I understand its contents. I have signed this Agreement voluntarily and knowingly.

Signed and Dated
The undersigned have signed this Retirement Agreement on this 11th day of March, 2015.

/s/ David M. Brain
DAVID M. BRAIN
WITNESS:

/s/ Nilda E. Morell

Printed Name:     Nilda E. Morell

Solely for purposes of agreeing to be bound by the obligations set forth in Section 9 of this Agreement:

/s/ Catherine Brain
CATHI BRAIN

EPR PROPERTIES

By:     /s/ Gregory K. Silvers
Gregory K. Silvers, President and Chief
Executive Officer

EXHIBIT A

Statement of Account regarding Stock Options and Restricted Shares

Attached.

Price History Over Statement Period

05-Feb-2015 05-Mar-2015 % Change
EPR:N    $65.41    $59.78    -9%
All currencies are in US Dollars unless specified.
Account Summary

	Total Value	Available Value	Future Available Value
			2016	2017	2018 and After
Options (ISO)	$210,873.77	$136,240.51	$32,250.96	$26,623.26	$15,759.04
Options (Non-Qualified)	$9,470,798.70	$8,838,995.44	$332,739.24	$206,447.10	$92,616.92
Restricted Stock	$783,105.84	$0.00	$439,747.99	$254,338.81	$89,019.04
Total	$10,464,778.31	$8,975,235.95	$804,738.19	$487,409.17	$197,395.00
All currencies are in US Dollars unless specified.

Future available value includes only awards with time based vesting and may not include awards with performance based vesting.
Summary of Options (ISO)

Options (ISO)
Grant Name	Grant Price	Options Granted	Options	Options	Options	Options	Expire / Cancel Date
			Exercised	Cancelled	Outstanding	Exercisable
16-Nov-2005 - ISO	$42.01	2,380	2,380	0	0	0	16-Nov-2015
01-Jan-2006 - ISO - $42.46	$42.46	2,355	0	0	2,355	2,355	01-Jan-2016
01-Jan-2007 - ISO - $65.50	$65.50	1,527	0	0	1,527	1,527	01-Jan-2017
01-Jan-2008 - ISO	$47.20	2,119	0	0	2,119	2,119	01-Jan-2018
01-Jan-2010 - ISO	$36.56	612	0	0	612	612	01-Jan-2020
01-Jan-2011 - ISO - $45.73	$45.73	3,885	0	0	3,885	3,885	01-Jan-2021
01-Jan-2012 ISO	$45.20	2,212	0	0	2,212	0	01-Jan-2022
01-Jan-2013 NEO ISO	$47.21	2,118	0	0	2,118	0	01-Jan-2023
01-Jan-2014-ISO	$51.64	1,936	0	0	1,936	0	01-Jan-2024
01-Jan-2015-ISO	$61.79	1,618	0	0	1,618	0	20-Feb-2025
		20,762	2,380	0	18,382	10,498
All currencies are in US Dollars unless specified.

Options (ISO) - Activity
Date	Activity	Grant Name	Outstanding	Exercisable	Outstanding Benefit	Exercisable Benefit
05-Feb-2015	Starting balance		18,382	10,498	$283,300.54	$176,520.30
05-Mar-2015	Ending balance		18,382	10,498	$210,873.77	$136,240.51
All currencies are in US Dollars unless specified.

Vest Schedule - Options (ISO) - 9-May-2001 - ISO
Original Vest Date	Vest Date	Options (ISO)	Expire/Cancel Date
Granted	Cancelled	Exercised	Expired	Outstanding	Disqualifying Dispositions
09-May-2006	09-May-2006	6,231	0	6,231	0	0	0	09-May-2011
6,231	0	6,231	0	0	0
Vest Schedule - Options (ISO) - 09-Apr-2002 - ISO
Original Vest Date	Vest Date	Options (ISO)	Expire/Cancel Date
Granted	Cancelled	Exercised	Expired	Outstanding	Disqualifying Dispositions
09-Apr-2003	09-Apr-2003	873	0	873	0	0	0	09-Apr-2012
09-Apr-2004	09-Apr-2004	874	0	874	0	0	0	09-Apr-2012
09-Apr-2005	09-Apr-2005	873	0	873	0	0	0	09-Apr-2012
09-Apr-2006	09-Apr-2006	874	0	874	0	0	0	09-Apr-2012
09-Apr-2007	09-Apr-2007	873	0	873	0	0	0	09-Apr-2012
4,367	0	4,367	0	0	0
Vest Schedule - Options (ISO) - 11-Mar-2003 - ISO
Original Vest Date	Vest Date	Options (ISO)	Expire/Cancel Date
Granted	Cancelled	Exercised	Expired	Outstanding	Disqualifying Dispositions
11-Mar-2008	11-Mar-2008	4,023	0	4,023	0	0	0	11-Mar-2013
4,023	0	4,023	0	0	0
Vest Schedule - Options (ISO) - 30-Mar-2004	- ISO
Original Vest Date	Vest Date	Options	(ISO)	Expire/Cancel Date
Granted	Cancelled	Exercised	Expired	Outstanding	Disqualifying Dispositions
30-Mar-2009	30-Mar-2009	2,513	0	2,513	0	0	0	30-Mar-2014
2,513	0	2,513	0	0	0

Vest Schedule - Options (ISO) - 16-Nov-2005 - ISO
Original Vest Date	Vest Date	Options (ISO)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2010	01-Jan-2010	2,380	0	2,380	0	0	16-Nov-2015
		2,380	0	2,380	0	0
Vest Schedule - Options (ISO) - 01-Jan-2006 -			ISO - $42.46
Original Vest Date	Vest Date			Options (ISO)			Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2011	01-Jan-2011	2,355	0	0	2,355	0	01-Jan-2016
		2,355	0	0	2,355	0
Vest Schedule - Options (ISO) - 01-Jan-2007 -			ISO - $65.50
Original Vest Date	Vest Date			Options (ISO)			Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2012	01-Jan-2012	1,527	0	0	1,527	0	01-Jan-2017
		1,527	0	0	1,527	0
Vest Schedule - Options (ISO) - 01-Jan-2008 -			ISO
Original Vest Date	Vest Date			Options (ISO)			Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2013	01-Jan-2013	2,119	0	0	2,119	0	01-Jan-2018
		2,119	0	0	2,119	0
Vest Schedule - Options (ISO) - 01-Jan-2010 -			ISO
Original Vest Date	Vest Date			Options (ISO)			Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2014	01-Jan-2014	612	0	0	612	0	01-Jan-2020
		612	0	0	612	0
Vest Schedule - Options (ISO) - 01-Jan-2011 -			ISO - $45.73
Original Vest Date	Vest Date			Options (ISO)		Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2014	01-Jan-2014	1,698	0	0	1,698	0	01-Jan-2021
01-Jan-2015	01-Jan-2015	2,187	0	0	2,187	0	01-Jan-2021
		3,885	0	0	3,885	0
Vest Schedule - Options (ISO) - 01-Jan-2012 ISO
Original Vest Date	Vest Date			Options (ISO)			Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2016	01-Jan-2016	2,212	0	0	2,212	0	01-Jan-2022
		2,212	0	0	2,212	0
Vest Schedule - Options (ISO) - 01-Jan-2013 NEO			ISO
Original Vest Date	Vest Date			Options (ISO)			Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2017	01-Jan-2017	2,118	0	0	2,118	0	01-Jan-2023
		2,118	0	0	2,118	0
Vest Schedule - Options (ISO) - 01-Jan-2014-ISO
Original Vest Date	Vest Date	Options (ISO)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2018	01-Jan-2018	1,936	0	0	1,936	0	01-Jan-2024
		1,936	0	0	1,936	0

Vest Schedule - Options (ISO) - 01-Jan-2015-ISO
Original Vest Date	Vest Date	Options (ISO)						Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding	Disqualifying Dispositions
01-Jan-2019	01-Jan-2019	1,618	0	0	1,618		0	20-Feb-2025
		1,618	0	0	1,618		0
Summary of Options (Non-Qualified)

Options (Non-Qualified)
Grant Name	Grant Price	Options Granted	Options Exercised	Options Cancelled	Options Outstanding	Options Exercisable	Expire / Cancel Date
16-Nov-2005 - NSQ	$42.01	48,551	0	0	48,551	48,551	16-Nov-2015
01-Jan-2006 - NSQ - $42.46	$42.46	46,789	0	0	46,789	46,789	01-Jan-2016
01-Jan-2007 - NSQ - $65.50	$65.50	44,016	0	0	44,016	44,016	01-Jan-2017
01-Jan-2008 - NSQ	$47.20	28,587	0	0	28,587	28,587	01-Jan-2018
01-Jan-2009 - NSQ	$18.18	140,762	0	0	140,762	140,762	01-Jan-2019
01-Jan-2010 - NSQ	$36.56	1,838	0	0	1,838	1,838	01-Jan-2020
01-Jan-2011 - NSQ - $45.73	$45.73	10,982	0	0	10,982	10,982	01-Jan-2021
01-Jan-2012 - NQ	$45.20	33,981	0	0	33,981	27,145	01-Jan-2022
01-Jan-2013 NEO NSQ	$47.21	37,563	0	0	37,563	19,841	01-Jan-2023
01-Jan-2014 NSQ	$51.64	51,321	0	0	51,321	13,315	01-Jan-2024
01-Jan-2015-NSQ	$61.79	31,192	0	0	31,192	0	20-Feb-2025
		475,582	0	0	475,582	381,826

All currencies are in US Dollars unless specified.

Options (Non-Qualified) - Activity
Date	Activity	Grant Name	Outstanding	Exercisable	Outstanding Benefit	Exercisable Benefit
05-Feb-2015 05-Mar-2015	Starting balance Ending balance		475,582 475,582	381,826 381,826	$11,345,834.12 $9,470,798.70	$10,355,762.34 $8,838,995.44
All currencies are in US Dollars unless specified.

Vest Schedule - Options (Non-Qualified) - 9-May-2001 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Expired	Outstanding
09-May-2002	09-May-2002	17,556	0	17,556	0	0	09-May-2011
09-May-2003	09-May-2003	17,556	0	17,556	0	0	09-May-2011
09-May-2004	09-May-2004	17,556	0	17,556	0	0	09-May-2011
09-May-2005	09-May-2005	17,555	0	17,555	0	0	09-May-2011
09-May-2006	09-May-2006	11,324	0	11,324	0	0	09-May-2011
		81,547	0	81,547	0	0
Vest Schedule - Options (Non-Qualified) - 09-Apr-2002 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Expired	Outstanding
09-Apr-2003	09-Apr-2003	13,667	0	13,667	0	0	09-Apr-2012
09-Apr-2004	09-Apr-2004	13,667	0	13,667	0	0	09-Apr-2012
09-Apr-2005	09-Apr-2005	13,667	0	13,667	0	0	09-Apr-2012
09-Apr-2006	09-Apr-2006	13,667	0	13,667	0	0	09-Apr-2012
09-Apr-2007	09-Apr-2007	9,299	0	9,299	0	0	09-Apr-2012
		63,967	0	63,967	0	0
Vest Schedule - Options (Non-Qualified) - 11-Mar-2003 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Expired	Outstanding
11-Mar-2004	11-Mar-2004	33,932	0	33,932	0	0	11-Mar-2013
11-Mar-2005	11-Mar-2005	33,932	0	33,932	0	0	11-Mar-2013

Original Vest Date	Vest Date	Options (Non-Qualified)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Expired	Outstanding
11-Mar-2006	11-Mar-2006	33,932	0	33,932	0	0	11-Mar-2013
11-Mar-2007	11-Mar-2007	33,932	0	33,932	0	0	11-Mar-2013
11-Mar-2008	11-Mar-2008	29,910	0	29,910	0	0	11-Mar-2013
		165,638	0	165,638	0	0

Vest Schedule - Options (Non-Qualified) - 30-Mar-2004 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)					Expire/Cancel Date
		Granted	Cancelled	Exercised	Expired	Outstanding
30-Mar-2005	30-Mar-2005	8,583	0	8,583	0	0	30-Mar-2014
30-Mar-2006	30-Mar-2006	8,583	0	8,583	0	0	30-Mar-2014
30-Mar-2007	30-Mar-2007	8,583	0	8,583	0	0	30-Mar-2014
30-Mar-2008	30-Mar-2008	8,582	0	8,582	0	0	30-Mar-2014
30-Mar-2009	30-Mar-2009	6,069	0	6,069	0	0	30-Mar-2014
		40,400	0	40,400	0	0

Vest Schedule - Options (Non-Qualified) - 16-Nov-2005 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
16-Nov-2006	16-Nov-2006	10,186	0	0	10,186	16-Nov-2015
16-Nov-2007	16-Nov-2007	10,186	0	0	10,186	16-Nov-2015
16-Nov-2008	16-Nov-2008	10,186	0	0	10,186	16-Nov-2015
16-Nov-2009	16-Nov-2009	10,186	0	0	10,186	16-Nov-2015
16-Nov-2010	16-Nov-2010	7,807	0	0	7,807	16-Nov-2015
		48,551	0	0	48,551
Vest Schedule - Options (Non-Qualified) - 01-Jan-2006 - NSQ - $42.46
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2007	01-Jan-2007	9,829	0	0	9,829	01-Jan-2016
01-Jan-2008	01-Jan-2008	9,829	0	0	9,829	01-Jan-2016
01-Jan-2009	01-Jan-2009	9,829	0	0	9,829	01-Jan-2016
01-Jan-2010	01-Jan-2010	9,829	0	0	9,829	01-Jan-2016
01-Jan-2011	01-Jan-2011	7,473	0	0	7,473	01-Jan-2016
		46,789	0	0	46,789
Vest Schedule - Options (Non-Qualified) - 01-Jan-2007 - NSQ -$65.50
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2008	01-Jan-2008	9,109	0	0	9,109	01-Jan-2017
01-Jan-2009	01-Jan-2009	9,109	0	0	9,109	01-Jan-2017
01-Jan-2010	01-Jan-2010	9,109	0	0	9,109	01-Jan-2017
01-Jan-2011	01-Jan-2011	9,108	0	0	9,108	01-Jan-2017
01-Jan-2012	01-Jan-2012	7,581	0	0	7,581	01-Jan-2017
		44,016	0	0	44,016
Vest Schedule - Options (Non-Qualified) - 01-Jan-2008 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2009	01-Jan-2009	6,142	0	0	6,142	01-Jan-2018
01-Jan-2010	01-Jan-2010	6,141	0	0	6,141	01-Jan-2018
01-Jan-2011	01-Jan-2011	6,141	0	0	6,141	01-Jan-2018
01-Jan-2012	01-Jan-2012	6,141	0	0	6,141	01-Jan-2018
01-Jan-2013	01-Jan-2013	4,022	0	0	4,022	01-Jan-2018
		28,587	0	0	28,587
Vest Schedule - Options (Non-Qualified) - 01-Jan-2009 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2010	01-Jan-2010	35,190		0	35,190	01-Jan-2019

01-Jan-2011	01-Jan-2011	35,190	0	0	35,190	01-Jan-2019
01-Jan-2012	01-Jan-2012	35,191	0	0	35,191	01-Jan-2019
01-Jan-2013	01-Jan-2013	35,191	0	0	35,191	01-Jan-2019
		140,762	0	0	140,762
Vest Schedule - Options (Non-Qualified) - 01-Jan-2010 - NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2011	01-Jan-2011	613	0	0	613	01-Jan-2020
01-Jan-2012	01-Jan-2012	613	0	0	613	01-Jan-2020
01-Jan-2013	01-Jan-2013	612	0	0	612	01-Jan-2020
		1,838	0	0	1,838
Vest Schedule - Options (Non-Qualified) - 01-Jan-2011 - NSQ - $45.73
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2012	01-Jan-2012	3,717	0	0	3,717	01-Jan-2021
01-Jan-2013	01-Jan-2013	3,717	0	0	3,717	01-Jan-2021
01-Jan-2014	01-Jan-2014	2,019	0	0	2,019	01-Jan-2021
01-Jan-2015	01-Jan-2015	1,529	0	0	1,529	01-Jan-2021
		10,982	0	0	10,982
Vest Schedule - Options (Non-Qualified) - 01-Jan-2012 - NQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2013	01-Jan-2013	9,049	0	0	9,049	01-Jan-2022
01-Jan-2014	01-Jan-2014	9,048	0	0	9,048	01-Jan-2022
01-Jan-2015	01-Jan-2015	9,048	0	0	9,048	01-Jan-2022
01-Jan-2016	01-Jan-2016	6,836	0	0	6,836	01-Jan-2022
		33,981	0	0	33,981
Vest Schedule - Options (Non-Qualified) - 01-Jan-2013 NEO
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2014	01-Jan-2014	9,921	0	0	9,921	01-Jan-2023
01-Jan-2015	01-Jan-2015	9,920	0	0	9,920	01-Jan-2023
01-Jan-2016	01-Jan-2016	9,920	0	0	9,920	01-Jan-2023
01-Jan-2017	01-Jan-2017	7,802	0	0	7,802	01-Jan-2023
		37,563	0	0	37,563
Vest Schedule - Options (Non-Qualified) - 01-Jan-2014 NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2015	01-Jan-2015	13,315	0	0	13,315	01-Jan-2024
01-Jan-2016	01-Jan-2016	13,314	0	0	13,314	01-Jan-2024
01-Jan-2017	01-Jan-2017	13,314	0	0	13,314	01-Jan-2024
01-Jan-2018	01-Jan-2018	11,378	0	0	11,378	01-Jan-2024
		51,321	0	0	51,321
Vest Schedule - Options (Non-Qualified) - 01-Jan-2015-NSQ
Original Vest Date	Vest Date	Options (Non-Qualified)				Expire/Cancel Date
		Granted	Cancelled	Exercised	Outstanding
01-Jan-2016	01-Jan-2016	8,203	0	0	8,203	20-Feb-2025
01-Jan-2017	01-Jan-2017	8,203	0	0	8,203	20-Feb-2025
01-Jan-2018	01-Jan-2018	8,202	0	0	8,202	20-Feb-2025
01-Jan-2019	01-Jan-2019	6,584	0	0	6,584	20-Feb-2025
		31,192	0	0	31,192

Summary of Restricted Stock

Restricted Stock
Grant Name	Grant Price	Total Restricted Stock Accumulated	Restricted Stock Distributed	Restricted Stock Forfeited	Restricted Stock Outstanding
12-May-2005 - AI	$41.65	13,641	13,641	0	0
12-May-2005 - LTIP	$41.65	18,335	18,335	0	0
30-Mar-2006 - AI	$41.36	11,006	11,006	0	0
30-Mar-2006 - LTIP	$41.36	24,516	24,516	0	0
28-Feb-2007 - AI	$65.50	12,440	12,440	0	0
28-Feb-2007 - LTIP	$65.50	37,749	37,749	0	0
20-Feb-2008 - AI	$47.20	19,363	19,363	0	0
20-Feb-2008 - LTIP	$47.20	29,198	29,198	0	0
18-Feb-2009 - AI	$18.18	57,951	57,951	0	0
18-Feb-2009 - LTIP	$18.18	30,303	30,303	0	0
17-Feb-2010 - AI	$36.56	17,089	17,089	0	0
17-Feb-2010 - LTIP	$36.56	18,926	18,926	0	0
14-Jan-2011 - AI	$45.73	22,169	22,169	0	0
14-Jan-2011 - LTIP	$45.73	22,154	22,154	0	0
02-Feb-2012 AI	$45.20	14,350	14,350	0	0
02-Feb-2012 LTIP	$45.20	29,597	22,198	0	7,399
21-Feb-2013 AI NEO	$47.21	18,506	12,338	0	6,168
21-Feb-2013 LTIP NEO	$47.21	30,757	15,379	0	15,378
18-Feb-2014-AI	$51.64	25,308	8,436	0	16,872
18-Feb-2014-LTIP	$51.64	43,744	10,936	0	32,808
20-Feb-2015-AI	$61.79	9,334	0	0	9,334
20-Feb-2015-LTIP	$61.79	25,941	0	0	25,941
		532,377	418,477	0	113,900
All currencies are in US Dollars unless specified.

Restricted Stock - Activity
Date	Activity	Grant Name	Outstanding	Exercisable	Outstanding Benefit	Exercisable Benefit
05-Feb-2015	Starting balance		78,625	0	$1,136,132.09	$0.00
20-Feb-2015	Grant	20-Feb-2015-AI	9,334
20-Feb-2015	Grant	20-Feb-2015-LTIP	25,941
05-Mar-2015	Ending balance		113,900	0	$783,105.84	$0.00
All currencies are in US Dollars unless specified.

Vest Schedule - Restricted Stock - 12-May-2005 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2006	01-Jan-2006	4,547	0	4,547	0	01-Jan-2099
01-Jan-2007	01-Jan-2007	4,547	0	4,547	0	01-Jan-2099
01-Jan-2008	01-Jan-2008	4,547	0	4,547	0	01-Jan-2099
		13,641	0	13,641	0

Vest Schedule - Restricted Stock - 12-May-2005 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2006	01-Jan-2006	3,667	0	3,667	0	01-Jan-2099
01-Jan-2007	01-Jan-2007	3,667	0	3,667	0	01-Jan-2099
01-Jan-2008	01-Jan-2008	3,667	0	3,667	0	01-Jan-2099
01-Jan-2009	01-Jan-2009	3,667	0	3,667	0	01-Jan-2099
01-Jan-2010	01-Jan-2010	3,667	0	3,667	0	01-Jan-2099
		18,335	0	18,335	0

Vest Schedule - Restricted Stock - 30-Mar-2006 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2007	01-Jan-2007	4,904	0	4,904	0	01-Jan-2099
01-Jan-2008	01-Jan-2008	4,903	0	4,903	0	01-Jan-2099
01-Jan-2009	01-Jan-2009	4,903	0	4,903	0	01-Jan-2099
01-Jan-2010	01-Jan-2010	4,903	0	4,903	0	01-Jan-2099
01-Jan-2011	01-Jan-2011	4,903	0	4,903	0	01-Jan-2099
		24,516	0	24,516	0
Vest Schedule - Restricted Stock - 30-Mar-2006 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2007	01-Jan-2007	3,669	0	3,669	0	01-Jan-2099
	01-Jan-2008
01-Jan-2008		3,669	0	3,669	0	01-Jan-2099
01-Jan-2009	01-Jan-2009	3,668	0	3,668	0	01-Jan-2099
		11,006	0	11,006	0
Vest Schedule - Restricted Stock - 28-Feb-2007 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2008	01-Jan-2008	4,147	0	4,147	0	01-Jan-2099
01-Jan-2009	01-Jan-2009	4,147	0	4,147	0	01-Jan-2099
01-Jan-2010	01-Jan-2010	4,146	0	4,146	0	01-Jan-2099
		12,440	0	12,440	0
Vest Schedule - Restricted Stock - 28-Feb-2007 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2008	01-Jan-2008	7,550	0	7,550	0	01-Jan-2099
01-Jan-2009	01-Jan-2009	7,550	0	7,550	0	01-Jan-2099
01-Jan-2010	01-Jan-2010	7,550	0	7,550	0	01-Jan-2099
01-Jan-2011	01-Jan-2011	7,550	0	7,550	0	01-Jan-2099
01-Jan-2012	01-Jan-2012	7,549	0	7,549	0	01-Jan-2099
		37,749	0	37,749	0
Vest Schedule - Restricted Stock - 20-Feb-2008 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2009	01-Jan-2009	6,455	0	6,455	0	01-Jan-2099
01-Jan-2010	01-Jan-2010	6,454	0	6,454	0	01-Jan-2099
01-Jan-2011	01-Jan-2011	6,454	0	6,454	0	01-Jan-2099
		19,363	0	19,363	0
Vest Schedule - Restricted Stock - 20-Feb-2008 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2009	01-Jan-2009	5,840	0	5,840	0	01-Jan-2099
01-Jan-2010	01-Jan-2010	5,840	0	5,840	0	01-Jan-2099
01-Jan-2011	01-Jan-2011	5,840	0	5,840	0	01-Jan-2099
01-Jan-2012	01-Jan-2012	5,839	0	5,839	0	01-Jan-2099
01-Jan-2013	01-Jan-2013	5,839	0	5,839	0	01-Jan-2099
		29,198	0	29,198	0
Vest Schedule - Restricted Stock - 18-Feb-2009 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2010	01-Jan-2010	19,317	0	19,317	0	01-Jan-2099
01-Jan-2011	01-Jan-2011	19,317	0	19,317	0	01-Jan-2099

Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2012	01-Jan-2012	19,317	0	19,317	0	01-Jan-2099
		57,951	0	57,951	0
Vest Schedule - Restricted Stock - 18-Feb-2009 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2010	01-Jan-2010	7,576	0	7,576	0	01-Jan-2099
01-Jan-2011	01-Jan-2011	7,576	0	7,576	0	01-Jan-2099
01-Jan-2012	01-Jan-2012	7,576	0	7,576	0	01-Jan-2099
01-Jan-2013	01-Jan-2013	7,575	0	7,575	0	01-Jan-2099
		30,303	0	30,303	0
Vest Schedule - Restricted Stock - 17-Feb-2010 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2011	01-Jan-2011	4,732	0	4,732	0	01-Jan-2099
01-Jan-2012	01-Jan-2012	4,732	0	4,732	0	01-Jan-2099
01-Jan-2013	01-Jan-2013	4,731	0	4,731	0	01-Jan-2099
01-Jan-2014	01-Jan-2014	4,731	0	4,731	0	01-Jan-2099
		18,926	0	18,926	0
Vest Schedule - Restricted Stock - 17-Feb-2010 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2011	01-Jan-2011	5,697	0	5,697	0	01-Jan-2099
01-Jan-2012	01-Jan-2012	5,696	0	5,696	0	01-Jan-2099
01-Jan-2013	01-Jan-2013	5,696	0	5,696	0	01-Jan-2099
		17,089	0	17,089	0
Vest Schedule - Restricted Stock - 14-Jan-2011 - AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2012	01-Jan-2012	7,390	0	7,390	0	01-Jan-2099
01-Jan-2013	01-Jan-2013	7,390	0	7,390	0	01-Jan-2099
01-Jan-2014	01-Jan-2014	7,389	0	7,389	0	01-Jan-2099
		22,169	0	22,169	0
Vest Schedule - Restricted Stock - 14-Jan-2011 - LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2012	01-Jan-2012	5,539	0	5,539	0	01-Jan-2099
01-Jan-2013	01-Jan-2013	5,539	0	5,539	0	01-Jan-2099
01-Jan-2014	01-Jan-2014	5,538	0	5,538	0	01-Jan-2099
01-Jan-2015	01-Jan-2015	5,538	0	5,538	0	01-Jan-2099
		22,154	0	22,154	0
Vest Schedule - Restricted Stock - 02-Feb-2012 AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2013	01-Jan-2013	4,784	0	4,784	0	02-Feb-2022
01-Jan-2014	01-Jan-2014	4,783	0	4,783	0	02-Feb-2022
01-Jan-2015	01-Jan-2015	4,783	0	4,783	0	02-Feb-2022
		14,350	0	14,350	0
Vest Schedule - Restricted Stock - 02-Feb-2012 LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2013	01-Jan-2013	7,400	0	7,400	0	02-Feb-2022
01-Jan-2014	01-Jan-2014	7,399	0	7,399	0	02-Feb-2022

Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2015	01-Jan-2015	7,399	0	7,399	0	02-Feb-2022
01-Jan-2016	01-Jan-2016	7,399	0	0	7,399	02-Feb-2022
		29,597	0	22,198	7,399
Vest Schedule - Restricted Stock - 21-Feb-2013 LTIP NEO
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2014	01-Jan-2014	7,690	0	7,690	0	01-Jan-2113
01-Jan-2015	01-Jan-2015	7,689	0	7,689	0	01-Jan-2113
01-Jan-2016	01-Jan-2016	7,689	0	0	7,689	01-Jan-2113
01-Jan-2017	01-Jan-2017	7,689	0	0	7,689	01-Jan-2113
		30,757	0	15,379	15,378
Vest Schedule - Restricted Stock - 21-Feb-2013 AI NEO
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2014	01-Jan-2014	6,169	0	6,169	0	01-Jan-2113
01-Jan-2015	01-Jan-2015	6,169	0	6,169	0	01-Jan-2113
01-Jan-2016	01-Jan-2016	6,168	0	0	6,168	01-Jan-2113
		18,506	0	12,338	6,168
Vest Schedule - Restricted Stock - 18-Feb-2014-LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2015	01-Jan-2015	10,936	0	10,936	0	01-Jan-2050
01-Jan-2016	01-Jan-2016	10,936	0	0	10,936	01-Jan-2050
01-Jan-2017	01-Jan-2017	10,936	0	0	10,936	01-Jan-2050
01-Jan-2018	01-Jan-2018	10,936	0	0	10,936	01-Jan-2050
		43,744	0	10,936	32,808
Vest Schedule - Restricted Stock - 18-Feb-2014-AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
01-Jan-2015	01-Jan-2015	8,436	0	8,436	0	01-Jan-2050
01-Jan-2016	01-Jan-2016	8,436	0	0	8,436	01-Jan-2050
01-Jan-2017	01-Jan-2017	8,436	0	0	8,436	01-Jan-2050
		25,308	0	8,436	16,872
Vest Schedule - Restricted Stock - 20-Feb-2015-AI
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
20-Feb-2016	20-Feb-2016	3,112	0	0	3,112	20-Feb-2025
20-Feb-2017	20-Feb-2017	3,111	0	0	3,111	20-Feb-2025
20-Feb-2018	20-Feb-2018	3,111	0	0	3,111	20-Feb-2025
		9334	0	0	9,334
Vest Schedule - Restricted Stock - 20-Feb-2015-LTIP
Original Vest Date	Vest Date	Restricted Stock				Expired
		Granted	Forfeited	Distributed	Outstanding
20-Feb-2016	20-Feb-2016	6,486	0	0	6,486	20-Feb-2025
20-Feb-2017	20-Feb-2017	6,485	0	0	6,485	20-Feb-2025
20-Feb-2018	20-Feb-2018	6,485	0	0	6,485	20-Feb-2025
20-Feb-2019	20-Feb-2019	6,485	0	0	6,485	20-Feb-2025
		25,941	0	0	25,941